                                                                   Exhibit 10(Q)


                          LEASE TERMINATION AND RELEASE AGREEMENT

     This Lease Termination and Release Agreement is made as of the 13th day of March, 1996 by and between PUTMAN PUBLISHING COMPANY, a Delaware corporation ("Putman"), LASALLE NATIONAL TRUST, N.A., SUCCESSOR TRUSTEE TO LASALLE NATIONAL BANK, as trustee under a Trust Agreement dated March 29, 1977 and known as trust number 52082 and not personally ("Trustee"), and UNITEL VIDEO, INC., a Delaware corporation ("Lessee").

                              R E C I T A L S

     A. By an office lease agreement dated April 16, 1987 ("Original Lease") LaSalle National Bank, as trustee under Trust Agreement dated March 29, 1977 and known as Trust No. 52082 ("Original Trustee"), leased to Scanline Communications, a Wisconsin general partnership, certain portions of the building located at 301 E. Erie Street, Chicago, Illinois ("Building"). Trustee is Successor Trustee to the Original Trustee. Putman is the beneficiary of the trust of which Trustee is trustee.

     B. The Original Lease, as amended and extended by that certain Amendment to Lease and Extension Agreement between Trustee and Scanline dated March 15, 1991 ("First Amendment"), was assigned by Scanline to Lessee by an Assignment, Assumption and Acceptance of Lease dated as of May 5, 1992.

     C. The Original Lease, as amended and extended by the First Amendment, was further amended, extended and supplemented by a certain Second Amendment to Lease and Extension Agreement between Trustee and Lessee dated April 25, 1994 ("Second Amendment"), and by a certain Memo of Agreement between Putman and Lessee dated January 26, 1995 ("Memo of Agreement"). The Original Lease as so amended, extended and supplemented and as it may otherwise have been amended, extended, and supplemented, including by any "standstill" arrangements, if any, from time to time is hereinafter referred to as the "Lease".

     D. The parties desire to terminate the Lease and release and discharge Lessee from and any all claims, obligations and other matters, all in accordance with this Agreement and the Releases to be delivered hereunder.

     NOW, THEREFORE, in consideration of the covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.  Upon execution of this Agreement the following matters shall occur:

          a. On or prior to March 14, 1996, Lessee shall pay Putman $1,600,000.00, by wire transfer, in full satisfaction of all of Lessee's obligations under the Lease and the Lease shall terminate.

          b. Lessee and Putman shall amend that certain Escrow Agreement between Chicago Title and Trust Company ("CT&T"), Putman and Lessee dated January 26, 1995 ("Escrow Agreement"), by executing and obtaining CT&T's execution of an Amendment to Escrow Agreement substantially in the form of Exhibit "D" attached hereto ("Amendment to Escrow Agreement").

          c. The parties acknowledge that Lessee currently owes Putman $125,798.00 in credits for certain "Services" all as more fully described in the Memo of Agreement ("Services Credit"). Lessee shall deliver to Putman the office furniture and equipment listed on Exhibit "A" attached hereto in full satisfaction of Lessee's obligations for the Services Credit and the Services Credit shall expire. The parties agree that such furniture and equipment shall, upon delivery to Putman, become the sole and exclusive property of Putman and Lessee shall retain no interest in such furniture and equipment. Lessee represents and warrants to Putman that it owns such furniture and equipment free and clear of any encumbrance or lien and that it is fully empowered to transfer to Putman title to such furniture and equipment.

          d. Contemporaneously with payment of the moneys described in paragraph 1.a above, Putman shall execute and deliver to Lessee a Release substantially in the form of Exhibit "B" attached hereto. Putman shall also execute and deliver to Bernard A. Schlifke, Esquire, as escrowee, a Release substantially in the form of Exhibit "C" attached hereto. Mr. Schlifke shall deliver such Release to Lessee as provided in paragraph 3 of this Agreement.

     2. Putman shall continue to provide the services set forth in the terminated Lease to be provided by Lessor and Lessee shall be entitled to continue to use and occupy the premises leased under the Lease ("Premises") without the payment of any rent or other charges but only as provided in this paragraph 2. Lessee shall be entitled, but only through June 30, 1996, to use and occupy (but may not sublease such space for use or occupancy by a third party) that portion of the Premises located on the first and second floor of the Building which Lessee currently occupies under the Lease and approximately 2,326 square feet of space on the third floor commonly known as the "Avid Space" (such space, including the "Avid Space" is hereinafter referred to as the "First and Second Floor Space"). Lessee shall be entitled, but only through December 31, 1996, to use and occupy (or sublease for the use and occupancy by a third party) approximately 3,413 square feet of space located on the third floor of the Building which Lessee currently occupies under the Lease, excluding the "Avid Space" (such space excluding the "Avid Space" is hereinafter referred to as the "Third Floor Space") for the operation of its sound department. Lessee's use

(or any sublessee's use) of the Premises shall be limited to uses permitted under the Lease. For so long as Lessee (or any sublessee of Lessee) occupies any portion of the Building, Lessee shall maintain the insurance it currently maintains under the Lease.

      3. Provided Lessee is not in default of its obligations hereunder, upon vacation of the First and Second Floor Space as provided in paragraph 2 of this Agreement, Putman shall direct CT&T to return to Lessee $125,000.00 of the $150,000.00 deposited with CT&T under the Escrow Agreement in accordance with the terms and conditions of the Amendment to Escrow Agreement. In the event Lessee fails to vacate the First and Second Floor Space as required by this Agreement, Lessee shall pay Putman $3,767.67 for each day Lessee retains possession of any portion of the First and Second Floor Space after the date by which Lessee is required to vacate such space as provided in paragraph 2 of this Agreement.

     When Lessee vacates all of the First and Second Floor Space and Third Floor Space, as provided in paragraph 2 of this Agreement, and provided that Lessee is not otherwise in default under this Agreement, Putman shall direct CT&T to return to Lessee all funds remaining on deposit with CT&T under the Escrow Agreement and shall direct Mr. Schlifke to deliver to Lessee the Release delivered to Mr Schlifke pursuant to paragraph 1.d of this Agreement. In the event Lessee (or any sublessee of Lessee) does not vacate the Third Floor Space on or before December 31, 1996,

Lessee shall pay Putman $428.63 for each day Lessee (or any sublessee of Lessee) retains possession of any portion of the Third Floor Space after December 31, 1996.

      4. Lessee agrees to indemnify, defend and hold harmless Trustee, Putman and their respective agents and employees ("Indemnified Parties") from and against any and all claims, demands, actions, liabilities, damages, costs and expenses (including reasonable attorneys' fees), for injuries to any persons or damage to or theft or misappropriation or loss of property occurring in or about the Building and arising from the use and occupancy of the First and Second Floor Space or Third Floor Space by Lessee (or any sublessee or Lessee) or from any activity, work, or thing done, permitted or suffered by Lessee (or any sublessee of Lessee) in or about the First and Second Floor or Third Floor Space or due to any other act or omission of Lessee (or any sublessee of Lessee), their invitees, employees, contractors and agents. If any such proceeding is filed against any Indemnified Party, Lessee agrees to defend such Indemnified Party in such proceeding at Lessee's sole cost by legal counsel reasonably satisfactory to Putman.

      5. Lessee shall pay on demand all costs and expenses, including, without limitation, court costs and reasonable attorneys' fees paid or incurred by Putman or Trustee in connection with enforcing Lessee's obligations under this Agreement, including, without limitation, such costs and expenses paid or incurred to obtain possession of the First and Second Floor Space or Third Floor Space. An amount equal to such costs and expenses may be withdrawn by Putman from the funds held by CT&T under the Escrow Agreement upon submission by Putman to CT&T of invoices for such costs and expenses certified by Putman as having been paid or incurred in connection with enforcement of Lessee's obligations under this Agreement.

     6. Notwithstanding anything herein which may be or appear to be to the contrary, this Agreement shall be null and void if the conditions set forth in paragraph 1.a, b, c, and d above are not all satisfied by the close of business on March 14, 1996, in which case the Lease shall remain in full force and effect.

     7. This Agreement is executed by LaSalle National Trust, N.A., Successor Trustee to LaSalle National Bank, not personally but as Trustee aforesaid, in the exercise of the power and authority conferred upon and vested in it as such Trustee, and under the express direction of the beneficiary of a certain Trust Agreement dated March 29, 1977 and known as Trust No. 52082 at LaSalle National Trust, N.A., Successor Trustee to LaSalle National Bank. It is expressly understood and agreed that nothing in this Agreement shall be construed as creating any liability whatsoever against such Trustee personally, and in particular without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained, or to keep, preserve or sequester any property of such Trust, and that all personal liability of such Trustee of every sort, if any, is hereby expressly waived by Lessee, and by every person now or hereafter claiming any right or security hereunder; and that so far as such Trustee is concerned the owner of any indebtedness or liability arising hereunder shall look solely to the Building for the payment thereof. It is further understood and agreed that such Trustee has no agents or employees and merely holds naked legal title to the property herein described.

     8. This Agreement may be signed in several counterparts, each one of which shall be an original and all of which shall constitute but one agreement.

     9. This Agreement shall be governed by and construed under the laws of the State of Illinois.

     IN WITNESS WHEREOF, the parties have executed this Lease Termination and Release Agreement as of the date first above written.

                                    PUTMAN PUBLISHING COMPANY, a
                                    Delaware corporation

                                    By:    Grace Cappelletti

                                        --------------------------------------

                                    Its:   CEO
                                        --------------------------------------

                                    UNITEL VIDEO, INC., a Delaware
                                    corporation

                                    By:
                                        --------------------------------------

                                    Its:
                                        --------------------------------------



                                    LASALLE NATIONAL TRUST, N.A., Successor
                                    Trustee to Lasalle National Bank, as
                                    trustee under Trust Agreement dated
                                    March 29, 1977 and known as Trust
                                    No. 52082 and not personally

                                    By:    Nancy A. Stack
                                        --------------------------------------

                                    Its:   ASSISTANT SECRETARY
                                        --------------------------------------

                                      UNITEL VIDEO, INC., a Delaware
                                      corporation

                                      By: /s/ David Miccuilla
                                         ----------------------------

                                      Its: President/CEO
                                          ---------------------------

                                      LASALLE NATIONAL TRUST, N.A.,
                                      Successor Trustee to Lasalle
                                      National Bank, as trustee
                                      under Trust Agreement dated
                                      March 29, 1977 and known as
                                      Trust No. 52082 and not
                                      personally

                                      By:
                                         ----------------------------

                                      Its:
                                          ---------------------------

STATE OF NEW YORK  )
                   ) SS.
COUNTY OF NEW YORK )


     I, Karen Ceil Lapidus, the undersigned, a Notary Public in and for such County, in the State aforesaid, DO HEREBY CERTIFY THAT David Miccuilla of UNITEL VIDEO, INC., a Delaware corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such President/CEO, appeared before me this day in person and acknowledged that he/she signed and delivered such instrument as his/her own free and voluntary act of such Corporation for the uses and purposes therein set forth.

     WITNESS my signature and official seal at New York City in the County of New York and State of New York the 14th day of March, 1996.

(NOTARY SEAL)                             /s/ Karen Ceil Lapidus
                                      ----------------------------------
                                            Notary Public


                                      My Commission Expires:
                                                            --------------

                                        KAREN CEIL LAPIDUS
                                Notary Public, State of New York
                                        No. 02LA5029695
                                  Qualified in New York County
                                Commission Expires June 27, 1996

STATE OF ILLINOIS  )
                   ) SS.
COUNTY OF COOK     )


     I, Roberta Zwiener, the undersigned, a Notary Public in and for such County, in the State aforesaid, DO HEREBY CERTIFY THAT Grace Cappelletti of PUTMAN PUBLISHING COMPANY, a Delaware corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such CEO/Owner, appeared before me this day in person and acknowledged that he/she signed and delivered such instrument as his/her own free and voluntary act of such Corporation for the uses and purposes therein set forth.

     WITNESS my signature and official seal at _____________ in the County of Cook and State of Illinois the 14th day of March, 1996.

(NOTARY SEAL)                             /s/ Roberta Zwiener
                                      ----------------------------------
                                            Notary Public


                                      My Commission Expires: 6/13/98
                                                            --------
       "OFFICIAL SEAL"
       ROBERTA ZWIENER
NOTARY PUBLIC, STATE OF ILLINOIS
MY COMMISSION EXPIRES 6/13/98

STATE OF ILLINOIS  )
                   ) SS.
COUNTY OF COOK     )

     I, Jackie Felden, the undersigned, a Notary Public in and for such County, in the State aforesaid, DO HEREBY CERTIFY THAT NANCY A. STACK ASSISTANT SECRETARY of LASALLE NATIONAL TRUST, N.A., a national banking association, not personally but as Successor Trustee to LaSalle National Bank, N.A. under Trust Agreement dated March 29, 1977 and known as Trust No. 52082, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such ASSISTANT SECRETARY appeared before me this day in person and acknowledged that he/she signed and delivered such instrument as his/her own free and voluntary act of such Company for the uses and purposes therein set forth.

     WITNESS my signature and official seal at Chicago in the County of Cook and State of Illinois, the 14th day of March, 1996.

(NOTARY SEAL)                          /s/ Jackie Felden
                             ------------------------------------
                                     Notary Public

                             My Commission Expires:
                                                   ------------

       "OFFICIAL SEAL"
       JACKIE FELDEN
NOTARY PUBLIC, STATE OF ILLINOIS
MY COMMISSION EXPIRES 12/